                                                                   EXHIBIT 10.37

                                    FORM OF
                                VOTING AGREEMENT

    THIS  VOTING AGREEMENT is made and entered into as of             , 1996, by
and between Park Hospital GmbH, a German corporation (the "Paracelsus Shareholder"), and each of the persons named on Exhibit A hereto (each a "Shareholder" and, collectively, the "Shareholders").

    WHEREAS, Paracelsus Healthcare Corporation, a California corporation ("Paracelsus"), PC Merger Sub, Inc., a Delaware corporation ("Merger Sub"), and Champion Healthcare Corporation, a Delaware corporation ("Champion"), have entered into an agreement with respect to a merger of Champion and Merger Sub (the "Merger Agreement"); and

    WHEREAS, pursuant to the Merger Agreement, the Paracelsus Shareholder and Paracelsus will enter into a Shareholder Agreement (the "Shareholder Agreement") at or prior to the closing of the transactions contemplated by the Merger Agreement, and

    WHEREAS, the Merger Agreement and  the Shareholder Agreement were agreed  to
in   reliance  upon  the  execution  and  delivery  of  this  Agreement  by  the
Shareholders; and

    WHEREAS, as a condition to the Merger Agreement, Paracelsus and the Paracelsus Shareholder have requested that each Shareholder agree, and in order to induce Paracelsus to enter into the Merger Agreement and the Paracelsus Shareholder to enter into the Shareholder Agreement, each Shareholder has agreed to take such actions in the respect to the shares of common stock, no stated par value per share, of Paracelsus (the "Paracelsus Common Stock") beneficially owned (as defined below) by him as of the date hereof or at any time hereafter (the "Paracelsus Shares") as are provided herein, and the Paracelsus Shareholder has agreed to vote the Paracelsus Shares beneficially owned by it as provided herein;

    NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound, the parties hereto agree as follows:

    1. VOTING AGREEMENTS. (a) Each Shareholder agrees to vote, or cause to be voted, all Paracelsus Shares beneficially owned by him and his respective affiliates and associates (as defined below) (i) with the Paracelsus Shareholder to approve any approved Shareholder Proposal (as such term is defined in the Shareholder Agreement) of the Paracelsus Shareholder and any related actions contemplated by such Shareholder Proposal or that may be required in furtherance thereof (including without limitation voting against any action, agreement or transaction that may impede, interfere with, delay or otherwise adversely affect any such approved Shareholder Proposal as determined by the Paracelsus Shareholder) and (ii) as the Paracelsus Shareholder is required to vote under the provisions of the Shareholder Agreement with respect to any Shareholder Proposal and any Approved Acquisition Proposal (as such term is defined in the Shareholder Agreement).

    (b) If at the special meeting of Champion stockholders to be held on August , 1996, the amendments to those certain stock option agreements between
Champion and each of the Shareholders (collectively referred to as the "Founders' Stock Option Plan" in the Proxy Statement/Prospectus dated July 15, 1996 with respect to, among other things, Champion's special meeting of stockholders) are not approved, the Paracelsus Shareholder and each of the Shareholders shall (i) use their respective best efforts to cause such amendments to be presented for approval at the next meeting of Paracelsus' shareholders and, (ii) if so presented, vote, and use their reasonable best efforts to cause the respective Affiliates (as such term is defined in the Shareholder Agreement), to vote the Paracelsus Shares beneficially owned by them for approval of such amendments.

    2. AGREEMENT TO SELL SHARES. Each of the Shareholders hereby agrees to sell, or cause to be sold (including by tender or otherwise), all Paracelsus Shares beneficially owned by him and his respective affiliates and associates
(a) to the Paracelsus Shareholder in any approved Shareholder Proposal for which such Shareholders are required to vote under Section 1(a)(i) above, upon the terms and conditions contemplated by such Shareholder Proposal; and (b) to the acquiror under any Approved Acquisition Proposal for which such Shareholders are required to vote under Section 1(a)(ii) above, upon the terms and conditions contemplated by such Approved Acquisition Proposal.

    3. TERM OF AGREEMENT. This Agreement shall remain in effect for so long as the provisions of Section 7 of the Shareholder Agreement with respect to Shareholder Proposals and Approved Acquisition Proposals are in effect in accordance with its terms with respect to the Paracelsus Shareholder under the Shareholder Agreement.

    4. REPRESENTATIONS AND WARRANTIES. Each Shareholder hereby represents and warrants to the Paracelsus Shareholder as follows:

        (a) AUTHORITY RELATIVE TO THIS AGREEMENT. Such Shareholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Shareholder and this Agreement constitutes a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms.

        (b) OWNERSHIP OF SHARES. Such Shareholder beneficially owns all of shares of Paracelsus Common Stock indicated opposite such Shareholder's name on Exhibit A hereto, which constitute all the shares of Paracelsus Common Stock beneficially owned by such Shareholder or subject to options beneficially owned by him as of the date hereof. Except pursuant to the
    Right of First Refusal Agreement dated             , 1996, by and among  the
    Paracelsus Shareholder, Dr. Manfred George Krukemeyer, Mr. R.J. Messenger, Mr. Ronald R. Patterson and the Shareholders, there are no other restrictions on the voting rights or rights of disposition pertaining to such shares of Paracelsus Common Stock beneficially owned by such Shareholder.

        (c) NO CONFLICTS. Neither the execution and delivery of this Agreement nor the consummation by such Shareholder of the transactions contemplated hereby will conflict with or constitute a violation of or default under any contract, commitment, agreement, arrangement or restriction of any kind to which such Shareholder is a party or by which such Shareholder is bound.

    5.   REPRESENTATIONS AND  WARRANTIES  OF THE  PARACELSUS SHAREHOLDER.    The
Paracelsus Shareholder hereby represents and warrants to the Shareholders as follows:

        (a) AUTHORITY RELATIVE TO THIS AGREEMENT. The Paracelsus Shareholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Paracelsus Shareholder and, assuming that this Agreement has been duly and validly authorized, executed and delivered by each Shareholder, this Agreement constitutes a valid and binding agreement of the Paracelsus Shareholder, enforceable against the Paracelsus Shareholder in accordance with its terms.

    6. NO INCONSISTENT AGREEMENTS. Each of the Shareholders hereby agrees, without the prior written consent of the Paracelsus Shareholders, except pursuant to the terms hereof, not to (i) grant any proxies, deposit any Stockholder Shares into a voting trust or enter into a voting agreement with respect to any Stockholders Shares that would prevent or disable the Shareholder from performing his obligations under this Agreement or (ii) take any other action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling the Shareholder from performing his obligations under this Agreement.

    7. ENTIRE AGREEMENT AND VENUE. This Agreement (a) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; (b) shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto, except that the Paracelsus Shareholder may assign, in its sole discretion, all or any of its rights, interests and obligations hereunder to any director or indirect wholly owned subsidiary of Acquiror; (c) shall not be amended, altered or modified in any manner whatsoever, except by a written instrument executed by all of the parties hereto; and (d) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Texas (without giving effect to the provisions thereof relating to conflicts of law). The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Texas and the Federal courts of the United States of America located in the State of Texas solely in respect of the interpretation and enforcement of the provisions of this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Texas State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 12, shall be valid and sufficient service thereof.

    8.  REMEDIES.

    (a)  Specific  Performance.    The  parties  acknowledge  that  it  would be
impossible to fix money damages for violations of the provisions of this Agreement (other than the obligation of the Paracelsus Shareholder to vote its Paracelsus Shares under Section 1(b)(ii) above, which is solely covered by
Section 8(b) below) and that such violations will cause irreparable injury for which adequate remedy at law is not available and, therefore, this Agreement must be enforced by specific performance or injunctive relief. The parties hereto agree that any party may, in its sole discretion, apply to any court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection or defense to the imposition of such relief. Nothing herein shall be construed to prohibit any party from bringing any action for damages in addition to an action for specific performance or an injunction for a breach of this Agreement.

    (b) Liquidated Damages. In the event that the Paracelsus Shareholder shall fail to discharge its obligation to vote its Paracelsus Shares under Section 1(b)(ii) hereof, the Paracelsus Shareholder shall be liable to each Shareholder who as of the date hereof beneficially owns options outstanding as of the date hereof under the Founder's Stock Option Plan and actually exercises such options in an amount equal to the difference between (i) the reasonable costs actually incurred by any such holder in exercising any or all of such options and (ii) the costs, if any, that would reasonably have been incurred by such holder with respect to such exercise in the event the amendments referenced in Section 1(b) hereof had been approved at the special meeting of Champion stockholders. The shareholders sole remedy for the failure to discharge the obligation referenced in this Section 8(b) will be the liquidated damages provided for in this Section 8(b).

    9. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors, assigns, heirs, executors, administrators and other legal representatives; PROVIDED, that this Agreement shall not be assigned without the prior written consent of the other party hereto, except that the Paracelsus Shareholder may assign, in its sole discretion, all or any of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of the Paracelsus Shareholder. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

    10.   COUNTERPARTS.    This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

    11.   DEFINITIONS.   Unless the  context otherwise  requires, the  following
terms shall have the following respective meanings:

        (a)  "beneficial owner" has  the meaning set forth  in Rule 13d-3(a) and
    (b) of the Rules and Regulations to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "beneficially owned" shall have a correlative meaning; PROVIDED, HOWEVER, that for purposes of this Agreement the Paracelsus Shares beneficially owned by a person shall mean the Paracelsus Shares beneficially owned by such person as of the date hereof, or beneficially owned by such person at any time hereafter (including without limitation Paracelsus Shares that may be acquired pursuant to the exercise of an option or other right regardless of when such option is exercisable or by way of dividend, distribution, exchange, merger, consolidation, recapitalization, reorganization, stock split, grant of proxy or otherwise);

        (b) "person" means a corporation, association, partnership, joint venture, organization, business, individual, trust, estate or any other entity or group (within the meaning of Section 13(d)(3) of the Exchange
    Act); and

        (c) the terms "affiliates" and "associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act.

    12.   NOTICES.   Any notices  or other communications  required or permitted hereunder shall be in writing and shall be deemed duly given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of three business days after receipt by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address as the parties hereto shall specify by like notice):

        (a) If to the Paracelsus Shareholder, to:

           AM Natruper Holz 69
           D-49076 Osnabruck
           Federal Republic of Germany
           Facsimile: (011) 49-541-966-4006
           Attention:

           with a copy to:

           R.J. Messenger
           155 North Lake Avenue, Suite 1100
           Pasadena, CA 91101
           Facsimile: (818) 578-6380

           and to:
           Dr. Meyer zu Losebeck
           Sozietat Dr. H. Mertens
           Hasemauer 9
           49074 Osnabruck, Germany
           Facsimile: (011) 49-541-331-1616

(b) If to any of the Shareholders, to their respective addresses noted on Exhibit A hereto.

    13. DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    14. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

    15. FURTHER ASSURANCES. Each Shareholder will execute and deliver all such further documents and instruments and take all such further actions as may be necessary in order to consummate the transactions contemplated hereby.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          PARK HOSPITAL GmbH

                                          By:

                                          --------------------------------------
                                              Name:
                                              Title:

                                          SHAREHOLDERS:

                                          --------------------------------------
                                          Name: Charles R. Miller

                                          --------------------------------------
                                          Name: James G. VanDevender

                                   EXHIBIT A

          NAME OF SHAREHOLDER                                                             NUMBER OF
                  AND                                                                 SECURITIES AS OF
          ADDRESS FOR NOTICE                         CLASS OF SECURITIES               THE DATE HEREOF
- ---------------------------------------  -------------------------------------------  -----------------
Charles R. Miller                        Common Stock                                     [    ] shares
  515 West Greens Road                   Options to acquire Common Stock at $    per             [    ]
  Suite 800                               share
  Houston, TX 77067
                                                                                      -----------------
    Total                                                                                     1,075,026

James G. VanDevender                     Common Stock                                     [    ] shares
  515 West Greens Road                   Options to acquire Common Stock at $    per             [    ]
  Suite 800                               share
  Houston, TX 77067
                                                                                      -----------------
    Total                                                                                       630,000

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